UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2016

Thor Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

601 East Beardsley Avenue, Elkhart, Indiana (Address of Principal Executive Offices)	46514-3305 (Zip Code)

Registrant’s telephone number, including area code: (574) 970-7460

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 28, 2016, Thor Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the first quarter ended October 31, 2016. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The Company also posted an updated investor slide presentation to the “Investors” section of its website. A copy of the Company’s slide presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

 In accordance with general instruction B.2 to Form 8-K, the information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.2, and incorporated by reference herein, also provides a set of investor questions and answers as well as updated information on industry wholesale shipments and retail market share. As noted above, the presentation slides are furnished and not filed pursuant to general instruction B.2 to Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Copy of press release, dated November 28, 2016, issued by the Company
99.2	Copy of investor slide presentation, posted on the Company’s website on November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: November 28, 2016	By:	/s/ Colleen A. Zuhl
	Name:	Colleen Zuhl
	Title:	Senior Vice President and Chief Financial Officer